                                                                    EXHIBIT 25.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) |x|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                           ---------------------------

                           LIN Television Corporation
               (Exact name of obligor as specified in its charter)



Delaware                                                     13-3581627
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Abilene Broadcasting, LLC                   Delaware                    52-2368779
Airwaves, Inc.                              Delaware                    05-0487757
Indiana Broadcasting, LLC                   Delaware                    05-0496718
KXAN, Inc.                                  Delaware                    13-2670260
KXTX Holdings, Inc.                         Delaware                    05-0481599

LIN Airtime, LLC                            Delaware                    52-2258751
LIN Sports, Inc                             Delaware                    05-0487756
LIN Television of San Juan, Inc             Delaware                    52-2189666
LIN Television of Texas, Inc.               Delaware                    05-0481602
LIN Television of Texas, LP                 Delaware                    05-0481606
LIN TV Corp.                                Delaware                    05-0501252
Linbenco, Inc.                              Delaware                    05-0487755
North Texas Broadcasting Corp.              Delaware                    13-2740621
Primeland Television, Inc.                  Delaware                    37-1023233
Providence Broadcasting, LLC                Delaware                    52-2291972
Televicentro of Puerto Rico, LLC            Delaware                    52-2188462
TVL Broadcasting, Inc.                      Delaware                    75-2676358
TVL Broadcasting of Abilene, Inc.           Delaware                    75-0900102
TVL Broadcasting of RI, LLC                 Delaware                    52-2368799
WAVY Broadcasting, LLC                      Delaware                    05-0496719
WDTN Broadcasting, LLC                      Delaware                    52-2368795
WEYI Broadcasting, LLC                      Delaware                    52-2368788
WEYI Television, Inc.                       Delaware                    11-3657287
WIVB Broadcasting, LLC                      Delaware                    05-0496720
WNJX-TV, Inc.                               Delaware                    38-2570820
WOOD License Co., LLC                       Delaware                    05-0496721
WOOD Television, Inc.                       Delaware                    06-1506282
WTNH Broadcasting, Inc.                     Delaware                    05-0481600
WUPW Broadcasting, LLC                      Delaware                    52-2368784
WWLP Broadcasting, LLC                      Delaware                    52-7115298



  The above direct and indirect subsidiaries of LIN Television Corporation are Co-Registrants.


Four Richmond Square
Suite 200
Providence, Rhode Island                                      02906
                                                              (Zip Code)
(Address of principal executive offices)


                           ---------------------------

           2.50% Exchangeable Senior Subordinated Debentures due 2033
                       (Title of the indenture securities)

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                                   -2-

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1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
        TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


-----------------------------------------------------------------------------------------
                   Name                                           Address
-----------------------------------------------------------------------------------------

        Superintendent of Banks of the State of        2 Rector Street, New York, N.Y.
        New York                                       10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York               33 Liberty Plaza, New York, N.Y.
                                                       10045

        Federal Deposit Insurance Corporation          Washington, D.C.  20429

        New York Clearing House Association            New York, New York   10005

        (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.


        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of July, 2003.


                                            THE BANK OF NEW YORK


                                            By: /s/MARGARET CIESMELEWSKI
                                               -------------------------

                                            ------------------------------------
                                                Name:  Margaret Ciesmelewski
                                                Title: Vice President